UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 27, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC2)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-11             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On September 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC2
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2004             By:   /s/  Mary R. Fonti
                                        ---------------------------------------
                                         Mary R. Fonti
                                         Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004




         Specialty Underwriting and Residential Finance Trust, Series 2004-BC2
                            Statement to Certificate Holders
                                   September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         321,788,000.00  314,241,411.01   5,055,345.36        541,542.70     5,596,888.06     0.00     0.00      309,186,065.65
A2         150,000,000.00  143,786,131.87   2,941,043.59        248,450.45     3,189,494.04     0.00     0.00      140,845,088.28
M1          38,525,000.00   38,525,000.00           0.00         76,456.07        76,456.07     0.00     0.00       38,525,000.00
M2          31,913,000.00   31,913,000.00           0.00         82,348.84        82,348.84     0.00     0.00       31,913,000.00
M3           9,775,000.00    9,775,000.00           0.00         27,284.47        27,284.47     0.00     0.00        9,775,000.00
B1          15,813,000.00   15,813,000.00           0.00         55,299.38        55,299.38     0.00     0.00       15,813,000.00
B2           7,186,000.00    7,186,000.00           0.00         36,986.94        36,986.94     0.00     0.00        7,186,000.00
R                  100.00            0.00           0.00              0.00             0.00     0.00     0.00                0.00
C                    0.00            0.00           0.00      2,055,468.57     2,055,468.57     0.00     0.00                0.00
P                    0.00            0.00           0.00        190,049.47       190,049.47     0.00     0.00                0.00
TOTALS     575,000,100.00  561,239,542.88   7,996,388.95      3,313,886.89    11,310,275.84     0.00     0.00      553,243,153.93
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       84751PCH0       976.54794775   15.71017365    1.68291764     17.39309129          960.83777409       A1      1.880000 %
A2       84751PCJ6       958.57421247   19.60695727    1.65633633     21.26329360          938.96725520       A2      1.885000 %
M1       84751PCK3     1,000.00000000    0.00000000    1.98458326      1.98458326        1,000.00000000       M1      2.165000 %
M2       84751PCL1     1,000.00000000    0.00000000    2.58041676      2.58041676        1,000.00000000       M2      2.815000 %
M3       84751PCM9     1,000.00000000    0.00000000    2.79125013      2.79125013        1,000.00000000       M3      3.045000 %
B1       84751PCN7     1,000.00000000    0.00000000    3.49708341      3.49708341        1,000.00000000       B1      3.815000 %
B2       84751PCP2     1,000.00000000    0.00000000    5.14708322      5.14708322        1,000.00000000       B2      5.615000 %
R        84751PCQ0         0.00000000    0.00000000    0.00000000      0.00000000            0.00000000       R       1.880000 %
TOTALS                   976.06860048   13.90676097    5.76328055     19.67004152          962.16183950
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)            Scheduled Principal Group 1                                                          300,307.91
Section 4.05(a)(i)            Scheduled Principal Group 2                                                          131,355.62
                              Group 1 Principal Prepayments                                                      4,755,037.45
                              Group 2 Principal Prepayments                                                      2,809,687.97
                              Group 1 Repurchased Principal                                                              0.00
                              Group 2 Repurchased Principal                                                              0.00
                              Extra Principal Distribution Amount                                                        0.00
                              Prepayment Penalties                                                                 190,049.47

Section 4.05(a)(v)            Total Beginning Number of Loans                                                           3,967
                              Total Beginning Collateral Balance                                               561,268,611.46
                              Total Ending Number of Loans                                                              3,920
                              Total Ending Collateral Balance                                                  553,272,222.51

Section 4.05(a)(v)            Group 1 Beginning Number of Loans                                                         2,940
                              Group 1 Beginning Collateral Balance                                             384,645,954.86
                              Group 1 Ending Number of Loans                                                            2,905
                              Group 1 Ending Collateral Balance                                                379,590,609.50

Section 4.05(a)(v)            Group 2 Beginning Number of Loans                                                         1,027
                              Group 2 Beginning Collateral Balance                                             176,622,656.60
                              Group 2 Ending Number of Loans                                                            1,015
                              Group 2 Ending Collateral Balance                                                173,681,613.01

Section 4.05(a)               O/C Amount                                                                            29,068.58
                              Targeted O/C Amount                                                                        0.00
                              O/C Deficiency Amount                                                                      0.00
                              O/C Release Amount                                                                         0.00
                              Monthly Excess Interest                                                            2,055,468.57
                              Monthly Excess Cash Flow Amount                                                    2,055,468.57

Section 4.05(a)(vi)           Servicing Fee                                                                        233,853.91

Section 4.05(a)(viii)         Current Advances                                                                           0.00

Section 4.05(a)(ix)           Cumulative Realized Loss Amount                                                            0.00

                              Cumulative Class M1 Applied Realized Loss Amount                                           0.00
                              Cumulative Class M2 Applied Realized Loss Amount                                           0.00
                              Cumulative Class M3 Applied Realized Loss Amount                                           0.00
                              Cumulative Class B1 Applied Realized Loss Amount                                           0.00
                              Cumulative Class B2 Applied Realized Loss Amount                                           0.00

Section 4.05(a)(x)            Current Realized Loss Amount                                                               0.00
                              Current Class M1 Applied Realized Loss Amount                                              0.00
                              Current Class M2 Applied Realized Loss Amount                                              0.00
                              Current Class M3 Applied Realized Loss Amount                                              0.00
                              Current Class B1 Applied Realized Loss Amount                                              0.00
                              Current Class B2 Applied Realized Loss Amount                                              0.00

Section 4.05(a)(xi)                                                      Loans Delinquent
                                       Group 1
                                                                                Principal
                                      Category              Number               Balance                Percentage
                                      1 Month                        71            9,051,725.38                   2.38 %
                                      2 Month                        23            2,758,972.20                   0.73 %
                                      3 Month                        15            1,906,966.30                   0.50 %
                                      Total                     109               13,717,663.88                   3.61 %
                                       Group 2
                                                                                Principal
                                      Category              Number               Balance                Percentage
                                      1 Month                        18            2,706,340.69                   1.56 %
                                      2 Month                         7              884,104.21                   0.51 %
                                      3 Month                         1              134,517.39                   0.08 %
                                       Total                         26            3,724,962.29                   2.15 %

                                      Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                        Loans in Foreclosure
                                       Group 1
                                                            Principal
                                       Number               Balance               Percentage
                                                 2              272,848.41                 0.07 %
                                       Group 2
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %

Section 4.05(a)(xi)                                        Loans in Bankruptcy
                                       Group 1
                                                            Principal
                                       Number               Balance               Percentage
                                                 5              488,773.15                 0.13 %
                                       Group 2
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %

Section 4.05(a)(xiii)                                      Loans in REO
                                       Group 1
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %
                                       Group 2
                                                            Principal
                                       Number               Balance               Percentage
                                                 0                    0.00                 0.00 %

Section 4.05(a)(xv)           Has the Step Down Trigger Occurred?                                                                NO

Section 4.05(a)(xv)           Has the Step Up Trigger Occurred?                                                                  NO

                              Rolling 3 Month Prior Delinquency Percentage                                                      N/A

                              Cumulative Realized Losses as a Percentage of Original Collateral Balance                    0.0000 %

Section 4.05(a)(xvi)          Class A1 Interest Carryforward Amount                                                            0.00
                              Class A2 Interest Carryforward Amount                                                            0.00
                              Class M1 Interest Carryforward Amount                                                            0.00
                              Class M2 Interest Carryforward Amount                                                            0.00
                              Class M3 Interest Carryforward Amount                                                            0.00
                              Class B1 Interest Carryforward Amount                                                            0.00
                              Class B2 Interest Carryforward Amount                                                            0.00
                              Class R Interest Carryforward Amount                                                             0.00

Section 4.05(a)(xvii)         Class A1 Interest Carryover Amount Paid                                                          0.00
                              Class A2 Interest Carryover Amount Paid                                                          0.00
                              Class M1 Interest Carryover Amount Paid                                                          0.00
                              Class M2 Interest Carryover Amount Paid                                                          0.00
                              Class M3 Interest Carryover Amount Paid                                                          0.00
                              Class B1 Interest Carryover Amount Paid                                                          0.00
                              Class B2 Interest Carryover Amount Paid                                                          0.00
                              Class R Interest Carryover Amount Paid                                                           0.00

Section 4.05(a)               Weighted Average Mortgage Rate for All Loans                                                 7.1788 %

                              Weighted Average Term to Maturity Group 1                                                         346
                              Weighted Average Term to Maturity Group 2                                                         344

Section 4.05(a)               Total Class Interest Accrual Relief Act Reduction                                                0.00
                              Class A1 Interest Accrual Relief Act Reduction                                                   0.00
                              Class A2 Interest Accrual Relief Act Reduction                                                   0.00
                              Class M1 Interest Accrual Relief Act Reduction                                                   0.00
                              Class M2 Interest Accrual Relief Act Reduction                                                   0.00
                              Class M3 Interest Accrual Relief Act Reduction                                                   0.00
                              Class B1 Interest Accrual Relief Act Reduction                                                   0.00
                              Class B2 Interest Accrual Relief Act Reduction                                                   0.00
                              Class R Interest Accrual Relief Act Reduction                                                    0.00

Section 4.05(a)               Net Prepayment Interest Shortfalls                                                               0.00
                              Class A1 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                0.00
                              Class R Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00

                              Beginning Cap Contract Balance                                                         563,578,999.78
                              Current Period Cap Contract Amount                                                               0.00
                              Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                                0.00
                              Cap Contract Amount Paid to C Class                                                              0.00
                              Ending Cap Contract Balance                                                            556,044,443.02

Section 4.05(a)               Class A1 Interest Carryover Amount                                                               0.00
                              Class A1 Unpaid Interest Carryover Amount                                                        0.00

Section 4.05(a)               Class A2 Interest Carryover Amount                                                               0.00
                              Class A2 Unpaid Interest Carryover Amount                                                        0.00

                              Class M1 Interest Carryover Amount                                                               0.00
                              Class M1 Unpaid Interest Carryover Amount                                                        0.00

                              Class M2 Interest Carryover Amount                                                               0.00
                              Class M2 Unpaid Interest Carryover Amount                                                        0.00

                              Class M3 Interest Carryover Amount                                                               0.00
                              Class M3 Unpaid Interest Carryover Amount                                                        0.00

                              Class B1 Interest Carryover Amount                                                               0.00
                              Class B1 Unpaid Interest Carryover Amount                                                        0.00

                              Class B2 Interest Carryover Amount                                                               0.00
                              Class B2 Unpaid Interest Carryover Amount                                                        0.00

                              Class R Interest Carryover Amount                                                                0.00
                              Class R Unpaid Interest Carryover Amount                                                         0.00

Section 4.05(a)               Available Funds                                                                         11,120,226.37
                              Interest Remittance Amount                                                               3,123,837.42
                              Principal Remittance Amount                                                              7,996,388.95

Sec 4.06(ii) Class C Distributable Amount                                                                              2,055,468.57

Interest Earnings on Certificate Account Paid to Seller                                                                    1,277.82

                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.